UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 28, 1997



                           FARM FAMILY HOLDINGS, INC.

  A Delaware Corporation   Commission File No. 1-11941   IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5.  Other Events


     On May 28, 1997, Farm Family Holdings, Inc. issued a press release announcing that the A.M. Best rating of the company's subsidiary was upgraded to A (Excellent).


Item 7.  Financial Statements and Exhibits


The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99 - Press Release


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FARM FAMILY HOLDINGS, INC.
                                                  (Registrant)




 May 28, 1997                      /s/ Philip P. Weber
--------------                     -----------------------------------------
    (Date)                                      Philip P. Weber
                                               President and CEO

                                                 News Release



                                                 Contact:
  For Release: IMMEDIATE                         Timothy A. Walsh
                                                 Executive Vice President -
                                                 Finance & Treasurer
                                                 (518) 431-5410


 A.M. Best Rating of Farm Family Holdings' Subsidiary Upgraded to A (Excellent)

Glenmont, New York - May 28, 1997 -- Farm Family Holdings, Inc. (NYSE: FFH) today announced that A.M. Best has upgraded the rating of its subsidiary, Farm Family Casualty Insurance Company, to A (Excellent) from A- (Excellent). The upgrade reflects Farm Family Casualty's improved capitalization, profitable operating performance and favorable loss reserve development.

Philip P. Weber, President & CEO of Farm Family Holdings, Inc. said, "We are pleased with A.M. Best's rating action. In addition to the capital infusion from our initial public offering, Farm Family Casualty continues to be strengthened by profitable operating results."

Farm Family Casualty Insurance Company is a specialized, regional property and casualty insurer of farms and agricultural related businesses, as well as residents and businesses of rural and suburban communities.


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